UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

THE RADIANT CREATIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136663	45-2753483
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1320 South Killian Drive
Lake Park, Florida		33403
(Address of principal executive offices)		(Zip Code)

(561) 420-0830
Registrant’s telephone number, including area code:

NOVA MINING CORPORATION
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 16, 2013, the Company changed its name officially to The Radiant Creations Group, Inc. by filing a Certificate of Amendment to its Articles of Incorporation, pursuant to Nevada Revised Statutes 78.385 and 78.390 with the office of the Secretary of State for the State of Nevada.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On July 24, 2013 the Company received confirmation from FINRA that effective at the opening of business on Friday, July 26, 2013, we will be trading as The Radiant Creations Group, Inc. under the symbol OTCBB: RCGP.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit Index

Exhibit No.:	Description:
3.1	Amended Articles of Incorporation as filed
10.1	Press Release announcing change of name and trading symbol

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 25, 2013	NOVA MINING CORPORATION

	By:	/s/ Gary R. Smith
Gary R. Smith
Chairman and hief Executive Officer